SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 5, 2002

Pumatech, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21709	77- 0349154

(Commission File No.)	(IRS Employer Identification Number)

2550 North First Street, #500
San Jose, California 95131

(Address of Principal Executive Offices)

(408) 321-7650

(Registrant’s Telephone Number, Including Area Code)

Item 5.    Other Events

(a)  Pumatech Announces Resignation of Steve Nicol

On August 5, 2002, Pumatech, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety, announcing that Stephen Nicol, the Executive Vice President of Sales has resigned to pursue personal interests, but will remain a member of the Board of the Company.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99.1 Press Release dated August 5, 2002.

.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMATECH, INC. (Registrant)
Date:  August 5, 2002

By:	/S/ KELLY J. HICKS

Kelly J. Hicks Vice President of Operations and Chief Financial Officer (Principal Financial and Accounting Officer)

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PUMATECH, INC.

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated August 5, 2002

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